Exhibit 99.1

FOR IMMEDIATE RELEASE

Returning to Our Roots: lululemon athletica Comes Home to Kits

Vancouver, Canada, February 15, 2011 – lululemon athletica, inc. [NASDAQ: LULU; TSX: LLL], the yoga-inspired athletic apparel company, has come full circle and is settling in Kitsilano, the Vancouver community where it all started. It was announced today that the company expects to complete the purchase of its Global Store Support Centre, located at 1818 Cornwall Avenue, on or around March 1, 2011, subject to the satisfaction of certain closing conditions.

The building is 130,000 square feet; approximately 70,000 square feet have been occupied by more than 300 lululemon athletica employees since late Fall 2010.

“Kits has always been our home and we are thrilled that it once again will be,” said Christine Day, lululemon athletica CEO. “To work in one of the most beautiful communities in Vancouver — within walking distance to amazing yoga studios, fitness facilities, the Seawall and beautiful beaches — is what inspires us every day.”

1818 Cornwall — lululemon’s corporate headquarters — is located at the base of the Burrard Street Bridge, overlooking Kitsilano Beach and the North Shore mountains. The building originally operated as a bottling plant and was converted into an office building in the 1980s.

“Man, it feels good to be back! This is where it all started for us with our first store on West 4th,” said Chip Wilson, lululemon chairman and founder. “This is where we belong and this is where we plan to stay.”

About lululemon athletica
lululemon athletica (NASDAQ:LULU; TSX:LLL) is a yoga-inspired athletic apparel company that creates components for people to live longer, healthier and more fun lives. By producing products that help keep people active and stress free, lululemon believes that the world will be a better place. Setting the bar in technical fabrics and functional designs, lululemon works with yogis and athletes in local communities for continuous research and product feedback. For more information, visit www.lululemon.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding our intent to purchase certain real property and our expectations as to where our corporate headquarters will be located in the future. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “outlook,” “believes,” “intends,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. These forward-looking statements are based on management’s current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation: the possibility that we may not be able to manage operations at our current size or manage growth effectively; risks that consumer spending may continue to decline and that U.S. and global macroeconomic conditions may worsen; the possibility that levels of comparable-store sales or average sales per square foot will decline; the possibility that we may not be able to successfully expand in the United States and other new markets; increased competition causing us to reduce the prices of our products or to increase significantly our marketing efforts in order to avoid losing market share; the possibility that we may not be able to continually innovate and provide our consumers with improved products; the possibility that our suppliers or manufacturers may not produce or deliver our products in a timely or cost-effective manner; and other risk factors detailed in our Annual Report on Form 10-K for the fiscal year ended January 31, 2010 filed with the Securities and Exchange Commission and available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this press release and the company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Contacts:

Investor Contact:
Joseph Teklits/Jean Fontana
ICR, Inc
203-682-8200

Media Contact:
Alecia Pulman
ICR, Inc
203-682-8224